Ex. 10.22

2002 Incentive Pay Program

Profit Sharing Program Basic Plan Design
Eligible Participants	Worldwide Employees excluding participants in IBP or commissioned sales staff
Plan Terms
  Stand-alone Quarterly Plans
  Components are independent except that company as whole must be profitable during period to make payout
  Targets based on 2002 Operating Plan Pre-tax Income targets
  Excludes any exceptional, one-time charges or extraordinary income
  Participation prorated for date of hire and leave of absences
  Employed on day of payout to receive
  Bonuses based on base pay rate at time of payout
  Thresholds and accelerators same as for IBP program

Component Targets	Corporate Employee Participants 100% Corp Pre-tax Income	Regional Employee Participants 50% Corp Pre-tax Income 50% Region Operating Income
Individual Target Bonus Amounts	Range from 5-15% based on salary grade of position	Europe, Asia/Pac and Penang at localized or mandated levels

Slopes

Goal Achievement	Bonus Payout
80 - 110%	80 - 110%
+110 - 125%	+110 - 140%
+125 - 140%	+140 - 200%

Iomega Bonus Plan (IBP) Basic Plan Design
Eligible Participants	Executives, Directors, Highest Level Individual Contributor with IPB targets 20% and higher
Plan Terms
  6 months (roughly Jan-Jun and Jul-Dec)
  Components are independent except that company as whole must be profitable during period to make payout
  Targets based on 2002 Operating Plan targets
  Excludes any exceptional, one-time charges or extraordinary income
  Thresholds and accelerators same as for Profit sharing program
  Participation prorated for date of hire and leave of absences
  Employed on day of payout to receive
  Bonuses based on base pay rate at time of payout
  Budget compliance required for executive payout

Component Targets	Corporate Employee Participants 50% Corporate Pre-tax Income 30% Corporate Revenue 20% Corporate Critical Success Indicator Objective(s)	Regional Employee Participants 20% Corporate Pre-tax Income 30% Regional Revenue 30% Regional Operating Income 20% Corporate Critical Success Indicator Objective(s)

Slopes

Goal Achievement	Bonus Payout
80 - 110%	80 - 110%
+110 - 125%	+110 - 140%
+125 - 140%	+140 - 200%